Exhibit 99.1

KPMG LLP
Suite 700
20 Pacifica
Irvine, CA 92618-3391

Independent Accountants’ Report on Applying Agreed-Upon Procedures

Honor Finance LLC (the “Company”)

Wells Fargo Securities, LLC

(together, the “Specified Parties”)

Re: Honor	Automobile Trust Securitization 2016-1, Automobile Receivables Backed Notes (the “Notes”)

We have performed the procedures described below, which were agreed to by the Specified Parties, solely to assist the Specified Parties with certain information pertaining to a pool of automobile retail installment sale contracts, which we were informed are intended to be included as collateral in the offering of the Notes. This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. The sufficiency of these procedures is solely the responsibility of the Specified Parties. Consequently, we make no representation regarding the sufficiency of the procedures described below, either for the purpose for which this report has been requested or for any other purpose.

Unless otherwise indicated, the following definitions have been adopted in presenting our procedures and findings:

•	The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise noted. Such compared information was deemed to be in agreement if differences were attributable to rounding.

•	The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise noted. Such recomputed information was deemed to be in agreement if differences were attributable to rounding.

•	The term “Auto Loans” means auto loans secured by used automobiles, light duty trucks, vans and minivans.

•	The term “Data File” means an electronic data file, provided to us by the Company, containing certain information related to 20,979 Auto Loans and their related attributes as of October 31, 2016.

•	The term “Selected Loans” means a sample of 150 Auto Loans which we were instructed by the Company to randomly select from the Data File. The Company did not inform us as to the basis for how they selected the number of auto loans that we were instructed to randomly select from the Data File. A listing of the Selected Loans is attached hereto as Exhibit A.

•	The term “Insurance Document” means an Agreement to Provide Insurance, Insurance Coverage Acknowledgement, Proof of Insurance, Insurance Verification, Insurance Identification Card, Confirmation of Accidental Physical Damage Insurance, Verification Of Coverage, Evidence of Motor Vehicle Liability Insurance, Verification of Insurance, Declaration, Automobile Insurance Binder, Declarations Page, Agreement to Provide Accidental Physical Damage Insurance, Insurance Verification Form, Notice of Requirement to Provide Property Insurance, Certificate of Insurance Cards, Binder, Honor Finance Insurance Verification, Illinois Insurance Identification Card, Progressive Vehicle Lookup, or Verification of Coverage.

KPMG LLP is a Delaware limited liability partnership and the U.S. member firm of the KPMG of the KPMG network of independent member firms affiliated with

KPMG International Cooperative (“KPMG International”), a Swiss entity.

Honor Automobile Trust Securitization 2016-1, Automobile Receivables Backed Notes

November 22, 2016

•	The term “Loan Servicing System” means the Company’s Anzio electronic system used to service the Auto Loans.

•	The term “Title Document” means a Certificate of Title, Application for Certificate of Title and Registration for Motor Vehicle or Manufactured Home/Mobile Home, Lien and Title Information, Electronic Dealer, Rebuilder of Lessor’s Report of Sale or Lease, Title and Registration Application, Electronic Title, Receipt for RD-108 Dealer Transaction, Certificate of Title for a Vehicle, Title/Tag Application, Certificate of Title and Registration, Application(s) for Certificate of Title to a Motor Vehicle, Application for Dealer Assignment, Title Lien Statement, Application for Certificate of Title or Registration, Application for Title & Registration, or Application for Certificate of Title With/Without Registration.

•	The term “Loan File” means some or all of the following documents: Retail Installment Sale Contract, Credit Bureau Report, screenshots within the Loan Servicing System, Title Document, Credit Application, Application Information, and/or Insurance Document. The Loan File, furnished to us by the Company, was represented by the Company to be either the original Loan File, a copy of the original Loan File, a video file containing an image of the original Retail Installment Contract, and/or electronic records contained within the Loan Servicing System. We make no representation regarding the validity or accuracy of these documents or the execution of the Retail Installment Sale Contract by the borrower.

The Company is responsible for the Data File.

At the request of the Specified Parties, we performed the following procedures with respect to the Selected Loans. For each of the Selected Loans, we compared the attributes listed below to the corresponding information contained in or derived from a copy of the applicable Loan File.

The Specified Parties indicated that the absence of any of the Loan File documents noted below or the inability to agree the indicated information from the Data File to the applicable Loan File for each of the attributes identified constituted an exception. The Loan File documents are listed in the order of priority until such attribute was compared.

Attribute	Loan File documents

Borrower Name	Retail Installment Sale Contract, Loan Servicing System

Credit Bureau Score	Credit Bureau Report and instructions provided by the Company described below

Original Amount Financed	Retail Installment Sale Contract, Loan Servicing System

Remaining Principal Balance	Loan Servicing System

Original Term	Retail Installment Sale Contract

Scheduled Monthly Payment	Retail Installment Sale Contract

Annual Percentage Rate	Retail Installment Sale Contract, Loan Servicing System

New vs. Used	Retail Installment Sale Contract

Honor Automobile Trust Securitization 2016-1, Automobile Receivables Backed Notes

November 22, 2016

Attribute	Loan File documents

Origination Date	Retail Installment Sale Contract

First Payment Date	Retail Installment Sale Contract, Loan Servicing System

Recomputed Original Maturity Date	Retail Installment Sale Contract, Loan Servicing System and instructions provided by the Company described below

Vehicle Identification Number	Retail Installment Sale Contract

Vehicle Make	Retail Installment Sale Contract

Vehicle Model Year	Retail Installment Sale Contract

BK/Repo Status	Loan Servicing System

Borrower’s State	Retail Installment Sale Contract, Loan Servicing System

Legal Owner or Lien Holder Name	Title Document and instructions provided by the Company listed below

Presence of Credit Application	Credit Application, Application Information

Presence of Certificate of Title	Title Document

Presence of Agreement to Provide Insurance	Insurance Document

For Selected Loan #145, the Company provided us with a video file containing an image of the original Retail Installment Sale Contract for purposes of comparing Borrower Name, Original Amount Financed, Original Term, Scheduled Monthly Payment, Annual Percentage Rate, New vs. Used, Origination Date, First Payment Date, Recalculated Original Maturity Date, Vehicle Identification Number, Vehicle Make, Vehicle Model Year, and Borrower’s State. We were informed by the Company that the resolution quality of the original Retail Installment Sale Contract for this Selected Loan was not sufficiently legible for the document to be scanned.

For purposes of comparing Credit Bureau Score, if there was a co-borrower listed in Retail Installment Sale Contract, we were instructed by the Company to compare the co-borrower’s FICO in the Credit Bureau Report to the corresponding information in the Data File. If there was no co-borrower listed in the Retail Installment Sale Contract, we were instructed by the Company to compare the borrower’s FICO in the Credit Bureau Report to the corresponding information in the Data File.

For purposes of comparing Credit Bureau Score, in the event the Credit Bureau Score was “0” in the Data File, we were instructed by the Company to consider the information to be in agreement if the Credit Bureau Report stated either “Not Available” or “0.”

For purposes of comparing Original Maturity Date, we were instructed by the Company to recompute the Original Maturity Date by adding (1) the First Payment Date and (2) the Original Term (the “Recalculated Original Maturity Date”). We compared the Recomputed Original Maturity Date to the corresponding information appearing in the Retail Installment Contract or the Loan Servicing System.

Honor Automobile Trust Securitization 2016-1, Automobile Receivables Backed Notes

November 22, 2016

For purposes of comparing Legal Owner or Lien Holder Name, we were instructed by the Company to observe that the Company’s name appeared on the Title Document as the Lien Holder, Legal Owner, First Lienholder, First Holder of Lien, First Lien, 1st Lien or Security Interest, First Secured Party, Secured Party, or First Secured Interest. The Company informed us that “Honor Finance LLC,” “Honor Finance,” “HONOR FIANCE,” “HONOR FINANCE,” “HONOR FINANCE CO,” “HONOR FINANCE COMPANY, EVANSTON,” “HONOR FINANCE LLC,” “HONOR FINANCE LLC.,” “HONOR FINANCE, LLC,” “HONOR FINANCE. LLC.,” “HONOR FINANCIAL,” “Honor Finance, LLC,” were acceptable names for the Company.

The information regarding the Selected Loans was found to be in agreement with the respective information contained in the Loan Files, except as noted in Exhibit B. There were no conclusions that resulted from the procedures.

We were not engaged to, and did not, conduct an audit, examination or review, the objective of which would be the expression of an opinion or conclusion on the Data File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to the Specified Parties.

The procedures performed were applied based on the information indicated in the Data File and information and instructions provided by the Company, without verification or evaluation of such information or instructions by us; therefore, we express no opinion or any other form of assurance regarding (i) the physical existence of the Auto Loans, (ii) the reliability or accuracy of the Data File, the Loan Files, or any data and documents furnished to us by the Company which were used in our procedures, or (iii) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the Auto Loans to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Auto Loans being securitized, (iii) the compliance of the originator of the Auto Loans with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Auto Loans that would be material to the likelihood that the issuer of the asset-backed security will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by a nationally recognized statistical rating organization (“NRSRO”).

The terms of our engagement are such that we have no obligation to update this report because of events and transactions that may subsequently occur.

This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors and NRSROs, who are not identified in the report as Specified Parties but who may have access to this report as required by law or regulation.

/s/KPMG LLP

November 22, 2016

Exhibit A

The Selected Loans

Selected Loan Number	Loan ID	Selected Loan Number	Loan ID	Selected Loan Number	Loan ID
1	xxxx1163	51	xxxx5375	101	xxxx3334
2	xxxx1405	52	xxxx5507	102	xxxx3475
3	xxxx1725	53	xxxx5625	103	xxxx3861
4	xxxx1925	54	xxxx5814	104	xxxx3937
5	xxxx2389	55	xxxx6008	105	xxxx4219
6	xxxx3177	56	xxxx6148	106	xxxx4248
7	xxxx3310	57	xxxx6167	107	xxxx4365
8	xxxx3358	58	xxxx6361	108	xxxx4012
9	xxxx3440	59	xxxx6451	109	xxxx4609
10	xxxx2317	60	xxxx6506	110	xxxx4648
11	xxxx2658	61	xxxx6742	111	xxxx4851
12	xxxx2742	62	xxxx6891	112	xxxx4989
13	xxxx2750	63	xxxx7148	113	xxxx5254
14	xxxx3294	64	xxxx7197	114	xxxx5462
15	xxxx3542	65	xxxx7354	115	xxxx6228
16	xxxx3544	66	xxxx7529	116	xxxx1377
17	xxxx3625	67	xxxx7638	117	xxxx2034
18	xxxx3639	68	xxxx7657	118	xxxx3201
19	xxxx4959	69	xxxx7793	119	xxxx3269
20	xxxx5046	70	xxxx7972	120	xxxx3325
21	xxxx6372	71	xxxx8063	121	xxxx3368
22	xxxx6420	72	xxxx8101	122	xxxx3477
23	xxxx6958	73	xxxx8114	123	xxxx4183
24	xxxx7768	74	xxxx8130	124	xxxx4829
25	xxxx7840	75	xxxx8267	125	xxxx5459
26	xxxx7885	76	xxxx8298	126	xxxx5482
27	xxxx8198	77	xxxx8385	127	xxxx5494
28	xxxx8401	78	xxxx8566	128	xxxx4189
29	xxxx8517	79	xxxx8800	129	xxxx4234
30	xxxx8574	80	xxxx3246	130	xxxx4331
31	xxxx9038	81	xxxx4287	131	xxxx4675
32	xxxx9129	82	xxxx4794	132	xxxx5028
33	xxxx9132	83	xxxx5102	133	xxxx5089
34	xxxx9139	84	xxxx5230	134	xxxx6029
35	xxxx9613	85	xxxx5263	135	xxxx6248
36	xxxx9624	86	xxxx5526	136	xxxx6382
37	xxxx9675	87	xxxx5704	137	xxxx6486
38	xxxx0031	88	xxxx5352	138	xxxx6553
39	xxxx0072	89	xxxx6083	139	xxxx2253
40	xxxx0277	90	xxxx6308	140	xxxx2431
41	xxxx0365	91	xxxx6458	141	xxxx2561
42	xxxx0541	92	xxxx7573	142	xxxx2569
43	xxxx0783	93	xxxx8126	143	xxxx1932
44	xxxx0863	94	xxxx8406	144	xxxx1992
45	xxxx0929	95	xxxx1098	145	xxxx2160
46	xxxx0960	96	xxxx1144	146	xxxx2305
47	xxxx1152	97	xxxx1894	147	xxxx2636
48	xxxx2592	98	xxxx3175	148	xxxx2725
49	xxxx2863	99	xxxx3204	149	xxxx3174
50	xxxx2993	100	xxxx3260	150	xxxx3270

Exhibit B

Exception List

Selected Loan Number	Loan ID	Attribute	Per Data File	Per Loan File
1	xxxx1163	Credit Bureau Score	490	482
12	xxxx2742	Credit Bureau Score	534	504
74	xxxx8130	Presence of Agreement to Provide Insurance	Yes	Not found
89	xxxx6083	Vehicle Model Year	2005	2006
105	xxxx4219	Credit Bureau Score	612	615
122	xxxx3477	Presence of Agreement to Provide Insurance	Yes	Blank
144	xxxx1992	Credit Bureau Score	550	556